EXHIBIT 99.1
------------


JONES LANG LASALLE

Real value in a changing world





                           INVESTOR PRESENTATION

                                August 2009

JONES LANG LASALLE - PAGE - 2:



FORWARD LOOKING STATEMENTS

Statements in this presentation regarding, among other things, future financial results and performance, achievements, plans and objectives and dividend payments may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance, achievements, plans and objectives of Jones Lang LaSalle to be materially different from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include those discussed under "Business", "Risk Factors", "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Quantitative and Qualitative Disclosures about Market Risks", "Cautionary Note Regarding Forward-Looking Statements" and elsewhere in Jones Lang LaSalle's Annual Report on Form 10-K for the year ended December 31, 2008 and in the Quarterly Report on Form 10-Q for the quarter ended June 30, 2009 and in other reports filed with the Securities and Exchange Commission. There can be no assurance that future dividends will be declared since the actual declaration of future dividends, and the establishment of record and payment dates, remains subject to final determination by the Company's Board of Directors. Statements speak only as of the date of this presentation. Jones Lang LaSalle expressly disclaims any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in Jones Lang LaSalle's expectations or results, or any change in events.




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JONES LANG LASALLE - PAGE - 3:



                            JONES LANG LASALLE

                             VALUE PROPOSITION



      . A global firm with Corporate Outsourcing as a GROWTH OPPORTUNITY in the current environment

      . LaSalle Investment Management a VALUE DIFFERENTIATOR as a premium global real estate investment management business

      .     Demonstrated ability to adapt and deliver INNOVATIVE
            PRODUCTS AND SERVICES:  Energy and Sustainability,
            Value Recovery Services, etc.

      .     Fortified balance sheet for DIFFERENTIATED FINANCIAL
            STRENGTH from competitors






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JONES LANG LASALLE - PAGE - 4:



         STRENGTHEN CAPITAL STRUCTURE TO POSITION FOR OPPORTUNITY

                           TWO-PRONGED APPROACH


      . Credit facilities amended for additional operating and financial flexibility

            - Maintained $865 million total unsecured borrowing capacity(1) and June 2012 maturity

            -     Additional restructuring and non-cash charge exclusions

            -     Leverage Ratio increased to 3.75x through March 2011

            -     Amendments closed June 2009

      . $228 million gross proceeds from follow-on common stock issuance(2)

            - Proceeds used to pay down outstanding debt on credit facilities

            -     6.5 million common shares issued

            -     Investment grade rated

                  -     Moody's:  Baa2 (Stable Outlook)

                  -     S&P:  BBB- (Stable Outlook)


      (1)   Total borrowing capacity was $860 million as of June 30, 2009

      (2) Net proceeds of $218 million after underwriting discount and commissions






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JONES LANG LASALLE - PAGE - 5:



                      JONES LANG LASALLE INCORPORATED

        LEADING REAL ESTATE SERVICES AND INVESTMENT MANAGEMENT FIRM

      . Provides comprehensive integrated real estate services and investment management expertise

      . Approximately 36,200 employees, including 22,100 whose costs are reimbursed by our clients

      .     750 locations in 60 countries

      .     Global brand diversified by geography and service offering



[ graphic indicating ]

                    Diversified Revenue by Service Line
                    -----------------------------------

                         Total 2008 = $2.7 billion
                         -------------------------

                  Money Management                    13%


                  Capital Markets                     11%


                  Investor Services                   37%

                  -     Valuations & Consulting       14%

                  -     Property Management            9%

                  -     Agency Leasing                14%


                  Occupier Services                   39%

                  -     Tenant Representation         13%

                  -     Project and Development
                        Services                      19%

                  -     Facility Mgmt.                 7%



                           Revenue by Geography
                           --------------------

                                               2008(1)        2007
                                               ----           ----
            Americas                            35%            29%
            EMEA                                32%            34%
            Asia Pacific                        20%            23%
            LaSalle Investment Mgmt.            13%            14%
                                               ---            ---
            Consolidated                       100%           100%
                                               ===            ===

            (1)  Includes Staubach revenue commencing July 11, 2008





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JONES LANG LASALLE - PAGE - 6:



                              GLOBAL STRATEGY

           FOCUSED ON EMERGING FROM THE GLOBAL FINANCIAL CRISIS
                    IN A STRONGER COMPETITIVE POSITION

------------------------------------------------------------------------

G1    LOCAL AND REGIONAL      .     Activity levels anticipated to be down
      SERVICE OPERATIONS            globally
                              .     Market share to offset transaction
      EXECUTION                     declines; successful integration of
                                    acquisitions; new products (retail);
                                    cross-selling

------------------------------------------------------------------------

G2    GLOBAL CORPORATE        .     Significant outsourcing wins and
      SOLUTIONS                     ongoing RFPs
                              .     Benefit from consolidation activities;
      COUNTER CYCLICAL              portfolio rationalization
                              .     Leverage energy and sustainability
                                    offers
                              .     New industries, e.g. Pharma

------------------------------------------------------------------------

G3    GLOBAL CAPITAL          .     Support investor stress with leveraged
      MARKETS                       portfolios
                              .     Value Recovery Services
      GLOBAL DIVERSITY        .     Focused on banks and financials;
                                    receiverships / loan sales

------------------------------------------------------------------------

G4    LASALLE INVESTMENT      .     Client relationships, expectations
      MANAGEMENT                    and demands
                              .     Manage banking relationships against
      ANNUITY                       covenant and refinance risk
                              .     Maximize $8-$10 billion buying power
                              .     Flight to quality

------------------------------------------------------------------------

G5    WORLD STANDARD          .     CRM system to leverage marketing wins
      BUSINESS OPERATIONS     .     Global website enhancing sales,
                                    marketing and research
      OPERATING LEVERAGE      .     PeopleSoft paced to capture quick
                                    cost wins

------------------------------------------------------------------------





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JONES LANG LASALLE - PAGE - 7:


                        LOCAL AND REGIONAL SERVICES

             OCCUPIER POSITION STRENGTHENED IN SHIFTING MARKET

-     Rents falling
            Rome, Seoul, Toronto

            Amsterdam, Dallas, Denver, Edinburgh, Milan, Washington DC

            Atlanta, Boston, Chicago, Frankfurt, Los Angeles, Madrid, New York, Philadelphia, San Francisco

            Beijing, Stockholm, Sao Paulo, Singapore

            Berlin, Detroit, Dublin, Sydney

            Brussels, Shanghai, Paris

            London, Moscow

-     Rents bottoming out

            Hong Kong, Tokyo

            Mumbai

-     Rental growth accelerating

-     Rental growth slowing

            Mexico City

      Q2 2008
      -------
-     Rents falling
            Beijing

            Brussels, London

            Detroit

-     Rents bottoming out
            Philadelphia

-     Rental growth accelerating
            Dallas

            Seoul

            Berlin, Mexico City

            San Francisco

-     Rental growth slowing
            Edinburgh, Milan, New York

            Boston, Frankfurt, Los Angeles, Mumbai, Sao Paulo

            Amsterdam, Chicago, Singapore, Sydney, Toronto

            Atlanta, Moscow, Rome, Stockholm, Shanghai

            Paris, Tokyo
                                                            -------------
            Dublin, Hong Kong, Madrid, Washington DC        Asia-Pacific
                                                            EMEA
Source:  Jones Lang LaSalle; LaSalle Investment Management  Americas
         As of Q2 2009                                      -------------


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JONES LANG LASALLE - PAGE - 8:



            LEASING REVENUE GROWTH WITH INCREASED MARKET SHARE

                    FY 2008 AND Q2 2009 LEASING REVENUE


[ Graphics indicating ]

($ in millions; "LC" = Local Currency)


                                  FY 2008
                                  -------
                                                                 2008
                                                               Increase
                               2006-07               2007-08  (Decrease)
                               Increase             Increase   in Local
              2006     2007   (Decrease)   2008    (Decrease)  Currency
             ------   ------  ---------- --------- ---------- ----------

Americas     $194.5   $229.3      18%    $348.3(1)     52%

EMEA         $162.8   $226.9      39%    $246.7         9%         8%

Asia Pacific $ 87.3   $126.2      45%    $132.7         5%         6%

Consolidated $444.6   $582.4      31%    $727.8(1)     25%        25%


(1) Includes Staubach




                                  Q2 2009
                                  -------
                                                                2008-09
                                                               Increase
                                                  2008-09     (Decrease)
                                                  Increase     in Local
                               2008     2009     (Decrease)    Currency
                              ------   ------    ----------   ----------

Americas                      $ 59.8   $122.7       105%

EMEA                          $ 64.1   $ 36.5       (43%)        (32%)

Asia Pacific                  $ 37.0   $ 23.6       (36%)        (30%)

Consolidated                  $160.9   $182.8        14%          19%






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JONES LANG LASALLE - PAGE - 9:




                     THE STAUBACH COMPANY INTEGRATION

           PREMIER U.S. BRAND IN TENANT REPRESENTATION SERVICES



..     STAUBACH WAS A MARKET-LEADING REAL ESTATE ADVISORY FIRM WITH A
      PRESENCE IN OVER 20 U.S. MARKETS

      -     Established over 30 years ago by Roger Staubach


..     FULLY INTEGRATED INTO JLL WITH STAUBACH MANAGEMENT LEADING BROKERAGE
      GROUP

      -     2009 financial results reflect combined performance


..     VARIABLE COMPENSATION USING COMMISSION MODEL

      -     JLL Americas legacy brokers migrated to commission


..     DIVERSE CLIENT BASE

      -     Winning new business with stronger platform


..     MAJORITY OF REVENUE, C. 85%, FROM TENANT REPRESENTATION

      - Tenant Representation demonstrated resiliency in the last market downturn




            --------------------------------------------------
                           Tenant Representation
                             Service Offerings
            --------------------------------------------------
                  .     Strategic and advisory consulting

                  .     Transaction management

                  .     Lease and contract negotiation

                  .     Research

                  .     Lease administration

                  .     Portfolio strategy

                  .     Business and economic incentives
            --------------------------------------------------






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JONES LANG LASALLE - PAGE - 10:


                        GLOBAL CORPORATE SOLUTIONS

            A GLOBAL LEADER IN REAL ESTATE OUTSOURCING SERVICES

[ graphic indicating ]


                      CLIENT RELATIONSHIP MANAGEMENT

      Transaction Management              Corporate Finance / CMG

      Lease Administration                Project Management

      Integrated Facility Management      Strategic Consulting

      Energy & Sustainability Services



STRONG CONTRIBUTION TO GROWTH AND PROFITABILITY:

..     Ongoing success with corporate relationships

      -     32 new contractual relationships YTD 2009

      -     22 expanded relationships with existing clients YTD 2009

      -     Total wins up 40% over prior year period


..     Leveraging the investment in our global platform

      - Leverage U.S.-based outsourcing to drive global market share gain

      - Contributing to 11% YTD 2009 Management Services revenue growth over 2008

      -     Key wins expand sector opportunities



-------------------------------------------------------------------------

LONG STANDING            2008             2009
CLIENTS                 KEY WIN         KEY WINS            RFP PIPELINE
-------------------------------------------------------------------------

ELI LILLI                               AMGEN               Further sector
                                                            opportunities
GSK                     PFIZER          ASTRA ZENECA        with new and
                                                            existing
SCHERING-PLOUGH                         MERCK               clients

-------------------------------------------------------------------------





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JONES LANG LASALLE - PAGE - 11:


                        GLOBAL CORPORATE SOLUTIONS

   LEADING POSITION WITH UNIQUE EXPERTISE ACROSS SERVICES & GEOGRAPHIES


[ graphic / pie chart indicating ]

      .     EMEA              16%
      .     Asia Pacific      24%
      .     Americas          60%

Note: Pie chart represents geographical allocation of 2008 Occupier
      Services Revenue (Facilities Mgmt., Proj. & Development Services and Tenant Rep.)



..     Outsourcing historically U.S. sourced for U.S. based multinationals

..     Staubach client relationships create new outsourcing opportunities

..     Highest margin contribution from Americas given scale

..     Trend towards Non-U.S. based RFPs

------------------------------------------------------------------------


                           --------------------
                           32 NEW YTD 2009 WINS
                           --------------------


Americas
--------
Amgen
Grupo Salinas
Merck
Microsoft
SunTrust
T-Mobile
.... and others


Global / Multi-regional
-----------------------
AstraZeneca
Iron Mountain
France Telecom
Philips
Smith Group plc
.... and others


Asia Pacific
------------
Ericsson
Nokia
Rolls Royce
Suncorp
.... and others





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JONES LANG LASALLE - PAGE - 12:


           INTEGRATED SUSTAINABILITY SERVICES AND BEST PRACTICES

          ENERGY CONSERVATION AND COST SAVINGS A GROWING PRIORITY


      MAKING AN IMPACT
      ----------------

      .     Over 500 LEED Accredited Professionals


      .     Managed 73 LEED projects, totaling over 35 million square feet

            - LEED consultant for 2 of first 3 properties to be Platinum certified; Beacon Capital and McDonald's Corporation


      .     Documented $95 million in energy savings for clients including:

            ------------------------------------------------------------
            Xerox                   Sun Microsystems        Coca-Cola

            Bank of America         Motorola
            ------------------------------------------------------------


      .     Reduced 438,000 tons of greenhouse gas emissions

            - Equivalent to the emissions of nearly 50 million gallons of gasoline consumption


      .     Provided 20,000 facilities with specialized energy services


      . Leading development of global sustainability guidelines for Global Reporting Initiative


------------------------------------------------------------------------


[ Empire State Building graphic indicating ]


                            5 PARTNER COMPANIES

                    60+ ENERGY-EFFICIENCY IDEAS VETTED

                       8 FINAL PROJECTS RECOMMENDED

                      8 MOS. ITERATIVE DESIGN PROCESS

                        $4.4M ANNUAL ENERGY SAVINGS

                           38% ENERGY REDUCTION


      "I chose Ray Quartararo and Jones Lang LaSalle because of our successful history together taking on and figuring out difficult projects and the company's deep sustainability expertise and track record."

                              --    Anthony E. Malkin
                                    Building Owner
                                    Empire State Building Company



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JONES LANG LASALLE - PAGE - 13:



         LOWER CAPITAL MARKETS REVENUE REFLECTS CHALLENGING MARKET

                Q2 2009 Capital Markets and Hotels revenue


[ Graphics indicating ]

($ in millions; "LC" = Local Currency)
                                                                2008-09
                                                               Increase
                                                 2008-09      (Decrease)
                                                 Increase      in Local
                         2008      2009         (Decrease)     Currency
                        ------    ------        ----------    ----------

Americas                $ 16.5      $  5.6         (66%)

EMEA                    $ 50.8      $ 22.7         (55%)         (47%)

Asia Pacific            $ 14.9      $  9.6         (35%)         (25%)

Consolidated            $ 82.2      $ 38.0         (54%)         (47%)





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JONES LANG LASALLE - PAGE - 14:



                 CAPITAL MARKETS - VALUE RECOVERY SERVICES

         ADVISING CLIENTS NAVIGATING A DIFFICULT ECONOMIC CLIMATE



                          VALUE RECOVERY SERVICES

                   -------------------------------------
                           Financial Institution
                             Owners/Investors
                                Government
                             Special Servicers
                               Hotel Owners
                   -------------------------------------


------------------------------            ------------------------------
Providing advice to a major               Successfully restructured
bank for an extensive                     large property investment
property portfolio in the U.K.            group in conjunction with a
and continental Europe                    major U.K. Bank
------------------------------            ------------------------------


------------------------------            ------------------------------
Won 17 Asia Pacific mandates,             Advising financial institution
incl. an exclusive mandate in             on portfolio of property assets
Singapore to refinance/priva-             in Thailand
tize a prime property fund
------------------------------            ------------------------------


------------------------------            ------------------------------
Selling $250 million portfolio            Providing receivership,
of U.S. asset backed B notes              management and leasing services
for European financial                    for 20 assignments across
institution                               the U.S.
------------------------------            ------------------------------


------------------------------            ------------------------------
Closed on $57 million of                  Advising on strategy and
note sales for Morgan Stanley             subsequent disposition of $1.3
of New York                               billion loan portfolio in the
                                          U.S.
------------------------------            ------------------------------





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JONES LANG LASALLE - PAGE - 15:


                       LASALLE INVESTMENT MANAGEMENT

    PREMIER GLOBAL INVESTMENT MANAGER - SAFE HANDS IN A STRESSED SECTOR



 ------------------------------------------------------------------------
                                 OVERVIEW
 ------------------------------------------------------------------------

  . Over 25 years real estate investment experience in Europe and North America, and investing in Asia Pacific for 10 years

  . Over 300 institutional investors worldwide - investor base over 90% institutional

  . Over $17 billion of equity raised over last three years across the major markets

  . Operating in major markets across North America, Europe and Asia Pacific

  . More than 700 people based in 24 offices in 16 countries around the world



 ------------------------------------------------------------------------
                    REAL ESTATE AUM - TOP RANKINGS (1)
 ------------------------------------------------------------------------

[ Graphic / Line Chart indicating ]

                                    -------------------------
                                    2008  Global PERE Awards
                                    Global Firm of the Year
                                    -------------------------
($ in billions)

            ING Real Estate                           $139.0

            Morgan Stanley                            $ 81.1

            RREEF                                     $ 75.4

            JP Morgan Asset Mgmt                      $ 51.0

            Prudential Real Estate Investors          $ 44.0

            AEW Capital Mgmt                          $ 43.0

            LaSalle Investment Mgmt                   $ 41.1


  (1) Assets under management rankings as of 12/31/2008 based on publicly available information, including investment management websites and annual reports

 ------------------------------------------------------------------------





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JONES LANG LASALLE - PAGE - 16:


                       LASALLE INVESTMENT MANAGEMENT

                     DELIVERING ANNUITY-BASED REVENUE




[ Graphic / Line Chart indicating ]



($ Millions)

                               Advisory
                                 and
        Incentive   Equity   Transaction            Operating
          Fees     Earnings      Fees       Total     Income       AUM
        ---------  --------  -----------    ------  ----------   -------

2002       $ 17.7     $ 2.6       $ 88.7    $109.0      $ 20.0   $23.2 B

2003       $  4.7     $ 8.0       $100.6    $113.3      $ 18.4   $21.5 B

2004       $ 20.0     $17.0       $113.4    $150.4      $ 31.8   $24.1 B

2005       $ 43.4     $11.8       $147.5    $202.7      $ 50.2   $29.8 B

2006       $170.5     $ 7.1       $206.7    $384.3*     $124.4   $40.6 B

2007       $ 88.2     $ 9.7       $272.9    $370.8      $112.0   $49.7 B

2008       $ 59.0                 $297.0    $351.8      $ 81.9   $46.2 B


  * Includes $112.5M incentive fee from a single client



  ----------------------------------------------------------------------
              Advisory Fee Compound Annual Growth Rate = 22%
  ----------------------------------------------------------------------


Note:  AUM data reported on a one quarter lag



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JONES LANG LASALLE - PAGE - 17:


                       LASALLE INVESTMENT MANAGEMENT

   PROFITABLE ADVISORY FEES SUPPORTS BUSINESS THROUGH CHALLENGING MARKET


------------------------------------------------------------------------
Description           Q2 2009 Statistics *      Typical Fee Structure
------------------------------------------------------------------------

SEPARATE ACCOUNT      . $17.0 billion of        . Advisory fees
MANAGEMENT              assets under            . Transaction fees
(Firm's co-invest-      management              . Incentive fees
ment = $21.3MM)         (33% decline from       . Equity earnings
                        2008)
------------------------------------------------------------------------

FUND MANAGEMENT       . $16.2 billion of        . Advisory fees
(Firm's co-invest-      assets under            . Incentive fees
ment = $129.7MM)        management              . Equity earnings
                        (14% decline from
                        2008)
------------------------------------------------------------------------

PUBLIC SECURITIES     . $3.1 billion of         . Advisory fees
(Firm's co-invest-      assets under
ment = $0.1MM)          management
                        (68% decline from
                        2008)
------------------------------------------------------------------------

   *  AUM data reported on one quarter lag



------------------------------------------------------------------------
                                       Q2 2009           Q2 2008
------------------------------------------------------------------------

ADVISORY FEES                       $59.4 million     $72.6 million
------------------------------------------------------------------------

AUM                                 $36.3 billion     $54.0 billion
------------------------------------------------------------------------

ANNUALIZED ANNUITY FEES
as a % of AUM                           0.66%             0.53%
------------------------------------------------------------------------


  . Advisory fees NOI, contractual or equity-based; typically more stable than Assets Under Management which are impacted at least quarterly by market fluctuations




            --------------------------------------------------
                  Assets Under Management = $36.3 billion
            --------------------------------------------------




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JONES LANG LASALLE - PAGE - 18:


                       LASALLE INVESTMENT MANAGEMENT

     RESPONDING TO MARKET CHALLENGES WHILE POSITIONING FOR LEADERSHIP



      .     Q2 YTD 2009 Advisory revenue = $120 million

      . Stay close to our clients - constant communication and no surprises

      . Reinforce asset management teams - bolstering performance is job #1

      .     Execute targeted fund raising programs

      .     Respond aggressively to weakness in competitor performance

      .     Buying power available when market stabilizes



            --------------------------------------------------
              Estimated Buying Power of $8 - $10 Billion (1)
            --------------------------------------------------



  (1)  Estimated buying power as of June 30, 2009 and includes leverage




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JONES LANG LASALLE - PAGE - 19:


                         2009 YEAR TO DATE UPDATE

                       SEASONAL REVENUE IMPROVEMENT



($ in millions)


                                Q1          Q2
                              ------      ------

      Americas                $199.6      $248.6      25% increase

      EMEA                    $120.8      $142.9      18% increase

      Asia Pacific            $104.8      $119.3      14% increase

      LIM                     $ 37.0      $ 46.2      25% increase

      Consolidated            $494.2      $576.1      17% increase





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JONES LANG LASALLE - PAGE - 20:


                         2009 YEAR TO DATE UPDATE

                   SEASONAL ADJUSTED EBITDA* IMPROVEMENT



($ in millions)


                               Q1           Q2
                             ------       ------

      Americas               $ 11.4       $ 31.2

      EMEA                  ($ 16.2)      $  4.5

      Asia Pacific          ($  0.7)      $  5.7

      LIM                    $ 16.3       $  7.8

      Consolidated           $ 10.9       $ 49.3



  * Refer to Appendix for Reconciliation of GAAP Net Loss to EBITDA and Adjusted EBITDA for three months ended June 30, 2009 and for details relative to the calculations of Q2 Adjusted EBITDA. Q1 Adjusted EBITDA was calculated on a similar basis from the results for the three months ended March 31, 2009. Segment Adjusted EBITDA is calculated by adding the segment's Depreciation and Amortization and non-cash co-investment charges to its reported Operating (loss) income, which excludes Restructuring charges. Consolidated Adjusted EBITDA for Q1 and Q2 2009 also exclude $28.9M and $14.9M, respectively, of non-cash co-investment charges.



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JONES LANG LASALLE - PAGE - 21:


                INCREASE LIQUIDITY THROUGH DECISIVE ACTION

                    COST AND CASH ACTIONS 2008 AND 2009


COST ACTIONS
------------

..     $125M annualized savings in Base Compensation and Benefits

      - Staffing reductions across the Firm, salary reductions and furloughs

      - Cumulative severance-related restructuring charges of approximately $60M with a 3 to 6 month payback

      - Variable compensation actions add savings in addition to those from base compensation and benefits


..     $50M projected savings in 2009 Variable Operating Expenses

      - Discretionary spend reductions to save net $50 M on a local currency basis after absorbing acquisitions

            -     Savings expected primarily in T&E, Professional
                  Fees, Marketing and Training

      - Partially offset by new gross facilities management contracts and occupancy costs


CASH ACTIONS
------------

..     $65M reduction in capital expenditures

      -     Full year planned cash spend reduced to less than $45M for 2009


..     Dividend reduction in Q2 2009

      -     $0.10 per share compared with $0.25 per share in Q4 2008






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JONES LANG LASALLE - PAGE - 22:



             AGGRESSIVE ACTIONS IMPROVE BALANCE SHEET POSITION

      REDUCED 1st HALF CASH SPEND BEFORE HISTORICALLY STRONG 2nd HALF


                        2009        2008
                      ------- ----------------
                      Jan-Jun  Jan-Jun Jul-Dec
                      -------  ------- -------
OPERATING ACTIVITIES
--------------------                            ] Seasonal operating
  Adjusted EBITDA (1)  $  60    $  77   $ 205   ] performance historically
  Less:  Restructuring   (32)      --     (30)  ] stronger in second half
  Less:  Interest
    Expense &
    Income Taxes         (14)     (15)    (44)  ] Aggressive receivable
  Less:  Working                                ] collection and lower
    Capital & Other     (100)    (235)     75   ] incentive compensation
                       -----    -----   -----     payments reduced working
                                                  capital needs in H1 2009
NET CASH FROM/                                    vs. H1 2008
  (USED IN) OPERATIONS   (86)    (173)    206


PRIMARY USES OF CASH
--------------------
  Capital Expenses (2)   (21)     (51)    (53)  ] Reduced H1 2009 cash
  Acquisitions &                                ] spend in all categories
    Deferred Payment                            ]
    Obligations          (10)    (168)   (181)  ]
  Co-Investment          (19)     (24)    (18)  ]
  Dividends               (4)     (17)     (9)  ]
                       -----    -----   -----

NET CASH OUTFLOWS        (54)    (260)   (261)

  Net Share Issuance
    & Other Financing    211       12      11   ] Equity issuance &
                       -----    -----   -----   ] Debt reduction
NET DEBT REPAY-                                 ]
  MENT/(BORROWING)     $  71    $(421)  $ (44)  ]
                       =====    =====   =====


------------------------------------------------------------------------
                            KEY COVENANT RATIOS

                            as of June 30, 2009
------------------------------------------------------------------------

LEVERAGE CALCULATIONS:              INTEREST COVERAGE CALCULATIONS:
---------------------               ------------------------------
  Bank-defined                        Bank-Defined EBITDA
    Indebtedness           $804         + Rents                   $436

  Bank-defined EBITDA      $334       Cash Interest + Rents       $132

  LEVERAGE RATIO          2.41x     INTEREST COVERAGE RATIO      3.31x
  Maximum                 3.75x     Minimum                      2.00x
------------------------------------------------------------------------

  (1) See Appendix for adjustments made to EBITDA

  (2) 2009 YTD capital expenditures net of tenant improvement allowances received were $16 million

JONES LANG LASALLE - PAGE - 23:



        STRENGTHENED CAPITAL STRUCTURE TO POSITION FOR OPPORTUNITY

                            STRATEGIC RATIONALE

STRENGTH
--------

..     Differentiated financial strength among private and public global real estate service providers

      - Demonstrates strong balance sheet to Corporate and LIM clients seeking long-term partner

..     Positioned for absolute client focus in any economic scenario

..     LaSalle Investment Management; safe pair of hands vs. competitors in stressed environment


OPPORTUNITY
-----------

..     Capitalize on industry recovery

..     Flexibility to acquire small, premium teams that will strengthen our competitive position

..     Positioned to grow LaSalle Investment Management





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JONES LANG LASALLE - PAGE - 24:


                    WORLD STANDARD BUSINESS OPERATIONS


   ---------------------------------------------------------------------
      Setting the Industry Standard for Real Estate Service Companies
   ---------------------------------------------------------------------


JONES LAND LaSALLE IS A LEADING REAL ESTATE SERVICES BRAND:

..     DOMINANT GLOBAL PLATFORM

      -     Approximately 180 offices in over 60 countries worldwide

      -     Research-driven global investment management business

      -     Client demands for global expertise satisfied by few providers


..     POSITIONED FOR SHORT AND LONG TERM SUCCESS

      - Premier and expanding position in the corporate outsourcing space

      -     Expand share in local markets

      -     Leading global investment management business


..     SOLID FINANCIAL STRENGTH AND POSITION

      -     Diversified revenues by region and by service line

      -     Solid balance sheet with investment-grade ratings

      - Strong global platform positioned for opportunity & market recovery


      2008 GLOBAL                   2008 FORBES
      PERE AWARDS                   THE PLATINUM LIST
      GLOBAL FIRM OF THE YEAR


      ENERGY STAR AWARD 2007        2009 WORLD'S MOST
      PARTNER OF THE YEAR           ETHICAL COMPANIES
                                    www.ETHISPHERE.COM

      HEWITT BEST EMPLOYERS         2009 FORTUNE
      IN MIDDLE EAST 2009           WORLD'S MOST ADMIRED COMPANIES

JONES LANG LASALLE - PAGE - 25:




                                 APPENDIX

JONES LANG LASALLE - PAGE - 26:


                         CAPITAL AND BANK ACTIONS

                  SIMULTANEOUS ACTIONS TAKEN WITH LENDERS



EQUITY ISSUANCE
---------------

----------------------------------------------------------------------
Shares Sold       6,500,000

                                       Per Share          Total
                                       ---------      ------------

Public Offering Price                  $   35.00      $227,500,000

Underwriting Discount                  $    1.49      $  9,668,750
                                       ---------      ------------

Proceeds to Company                    $   33.51      $217,831,250

----------------------------------------------------------------------


DEBT AMENDMENTS
---------------

..     Amendments provide additional operating and financial flexibility;
      closed June 2009

..     Allowable EBITDA add-backs

      -     $25M of additional restructuring charges

      - $100M of non-cash co-investment charges, as well as full exclusion of goodwill impairments

..     Maximum Leverage Ratio increased to 3.75x through March 2011:

            Debt
            ---------------
            Adjusted EBITDA

      -     3.50x for the two quarters ending September 30, 2011
      -     3.25x thereafter

..     Cash Interest Coverage Ratio amended to include depreciation add-back:

            EBITDA + Rents
            ---------------------
            Cash Interest + Rents


STATUS OF FACILITIES
--------------------

..     Maturity remains June 2012

..     No reduction of borrowing capacity and facilities remain unsecured

..     Post amendment pricing of 4.25%

JONES LANG LASALLE - PAGE - 27:


                STAUBACH ACQUISITION - TRANSACTION OVERVIEW


..     JONES LANG LaSALLE AND THE STAUBACH COMPANY CLOSED THE TRANSACTION TO
MERGE OPERATIONS ON JULY 11, 2008

      - Staubach to receive guaranteed payments of $613 million (1), plus additional earn out opportunities of up to $114 million based on performance milestones

            -     $223 million consideration at close

                  - $123 million paid in cash (2), $100 million paid in Jones Lang LaSalle stock

            - $390 million of deferred payments (present value $330 million)

                  - 1st payment = $78m (August 2010), 2nd payment = $156m (August 2011), 3rd payment = $156m (August
                        2013) (3)

      - Approximately $9 million of intangible asset amortization remaining

            -     $1 million anticipated for the remainder of 2009

      - Less than $5 million of remaining P&L integration expense expected in 2009



(1) Total Guaranteed Purchase Price is $624 million before the deduction of net closing date liabilities and $11 million to fund transaction costs

(2)   Cash payment at close reduced by the net closing date liabilities

(3) 1st and 2nd payments can be deferred an additional 12 months each based on performance

JONES LANG LASALLE - PAGE - 28:



         LOWER CAPITAL MARKETS REVENUE REFLECTS CHALLENGING MARKET

                FY 2008 CAPITAL MARKETS AND HOTELS REVENUE


[ Graphics indicating ]

($ in millions; "LC" = Local Currency)


                                                                 2008
                                                               Increase
                                 2006-07             2007-08  (Decrease)
                                 Increase           Increase   in Local
               2006     2007    (Decrease)   2008  (Decrease)  Currency
              ------   ------   ----------  ------ ---------- ----------

Americas      $ 89.3   $105.2       18%     $ 47.6      (55%)

EMEA          $288.9   $347.3       20%     $195.8      (44%)      (43%)

Asia Pacific  $ 64.5   $105.4(1)    63%     $ 53.4      (49%)      (48%)

Consolidated  $442.7   $557.8(1)    26%     $296.8      (47%)      (46%)



(1) Excludes Asia Pacific Hotels advisory fee

JONES LANG LASALLE - PAGE - 29:


                RECONCILIATION OF GAAP NET (LOSS) INCOME TO

                        EBITDA AND ADJUSTED EBITDA


($ in millions)

                                     Three Months         Six Months
                                        Ended               Ended
                                       June 30,            June 30,
                                    2009      2008      2009      2008
                                   ------    ------    ------    ------

Net (loss) income                  $(14.4)   $ 24.5    $(75.9)   $ 27.4

Add (deduct):
Interest expense,
  net of interest income             14.5       3.6      27.3       4.7
(Benefit) Provision for
  income taxes                       (2.5)      9.0     (13.3)     10.1
Depreciation and amortization        21.4      18.3      45.9      34.7
                                   ------    ------    ------    ------
EBITDA                             $ 19.0    $ 55.3    $(16.0)   $ 76.9
                                   ======    ======    ======    ======

Non-cash co-investment charges     $ 14.9    $    -    $ 43.8    $    -
Restructuring                        15.4         -      32.4         -
                                   ------    ------    ------    ------
ADJUSTED EBITDA                    $ 49.3    $ 55.3    $ 60.2    $ 76.9
                                   ======    ======    ======    ======